Exhibit 10.6

                             JOINT FILING AGREEMENT

                  This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of the common stock, par value $0.001 per share, of Viisage Technology, Inc. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: December 23, 2005

                                       ASTON CAPITAL PARTNERS L.P.

                                       By: Aston Capital Partners GP LLC,
                                           its general partner

                                       Name: /s/ James DePalma
                                       Title: Partner



                                       ASTON CAPITAL PARTNERS GP LLC

                                       By: /s/ James DePalma
                                           -----------------------------------
                                       Name: James DePalma
                                       Title: Partner



                                       L-1 INVESTMENT PARTNERS LLC

                                       By: /s/ James DePalma
                                           -----------------------------------
                                       Name: James DePalma
                                       Title: Partner



                                       ROBERT V. LAPENTA

                                       /s/ Robert V. Lapenta
                                       ---------------------------------------


                                       JAMES A. DEPALMA

                                       /s/ James A. DePalma
                                       ---------------------------------------


                                       JOSEPH S. PARESI

                                       /s/ Joseph S. Paresi
                                       ---------------------------------------


                                       DONI L. FORDYCE

                                       /s/ Doni L. Fordyce
                                       ---------------------------------------